UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2022

Sound Point Acquisition Corp I, Ltd

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41312	99-1600571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue New York, New York	10152
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 995-7205

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	SPCMU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	SPCM	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at exercise price of $11.50 per share	SPCMW	The Nasdaq Stock Market LLC

☒    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On March 4, 2022, Sound Point Acquisition Corp I, Ltd (the “Company”) consummated its initial public offering (“IPO”) of 25,875,000 units (the “Units”), which includes 3,375,000 Units issued and sold pursuant to the underwriters’ exercise of their option in full to purchase additional Units. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A ordinary shares”), and one-half of one redeemable warrant of the Company. Each whole warrant (“Warrant”) is exercisable to purchase one Class A ordinary share at a price of $11.50 per share. Only whole warrants are exercisable. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $258,750,000 (before underwriting discounts and commissions and offering expenses).

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-262354) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 26, 2022, as amended by Amendment No. 1 to the Registration Statement filed with the Commission on February 18, 2022 (as amended, the “Registration Statement”):

•

An Underwriting Agreement, dated March 1, 2022, by and between the Company and BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto.

•	A Warrant Agreement, dated March 1, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto.

•

A Letter Agreement (the “Letter Agreement”), dated March 1, 2022, by and among the Company, each of its officers and directors and the Company’s sponsor, Sound Point Acquisition Sponsor I, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto.

•

An Investment Management Trust Agreement, dated March 1, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto.

•

A Registration Rights Agreement (the “Registration Rights Agreement”), dated March 1, 2022, by and among the Company, the Sponsor and each of the Company’s independent directors, a copy of which is attached as Exhibit 10.3 hereto.

•

A Private Placement Warrants Purchase Agreement (the “Private Placement Warrants Purchase Agreement”), dated March 1, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto.

•	An Administrative Services Agreement, dated March 1, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto.

•	Forward Purchase Agreement, dated March 1, 2022, by and between the Company and Sound Point Capital Management, L.P, a copy of which is attached as Exhibit 10.6 hereto.

•	Forward Purchase Agreement, dated March 1, 2022, by and between the Company and Sound Point Credit Opportunities Fund, L.P., a copy of which is attached as Exhibit 10.7 hereto.

•	Indemnity Agreement, dated March 1, 2022, by and between the Company and Stephen Ketchum, a copy of which is attached as Exhibit 10.8 hereto.

•	Indemnity Agreement, dated March 1, 2022, by and between the Company and Marc Sole, a copy of which is attached as Exhibit 10.9 hereto.

•	Indemnity Agreement, dated March 1, 2022, by and between the Company and David Grill, a copy of which is attached as Exhibit 10.10 hereto.

•	Indemnity Agreement, dated March 1, 2022, by and between the Company and Philip Bartow, a copy of which is attached as Exhibit 10.11 hereto.

•	Indemnity Agreement, dated March 1, 2022, by and between the Company and Sean Bratches, a copy of which is attached as Exhibit 10.12 hereto.

•	Indemnity Agreement, dated March 1, 2022, by and between the Company and Winifred Park, a copy of which is attached as Exhibit 10.13 hereto.

•	Indemnity Agreement, dated March 1, 2022, by and between the Company and Matthew Burton, a copy of which is attached as Exhibit 10.14 hereto.

•	Indemnity Agreement, dated March 1, 2022, by and between the Company and Tracy Dolgin, a copy of which is attached as Exhibit 10.15 hereto.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits 1.1, 4.1, 10.1 through 10.15, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 15,437,500 warrants to the Sponsor at a purchase price of $1.00 per warrant (the “Private Placement Warrants”), generating gross proceeds to the Company of $15,437,500. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of its Private Placement Warrants until 30 days after the completion of the Company’s initial business combination, subject to certain limited exceptions. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or their permitted transferees. No underwriting discounts or commissions were paid with respect to such sale. In addition, as long as they are held by the Sponsor or their permitted transferees, the Private Placement Warrants may be exercised by the holders on a cashless basis and they (including the Class A ordinary shares issuable upon exercise of these warrants) are entitled to registration rights. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 1, 2022, in connection with the IPO, Marc Sole, David Grill, Sean Bratches, Winifred Park, Matthew Burton and Tracy Dolgin were appointed to the board of directors of the Company (the “Board”). Prior to their appointments to the Board, the Board determined that Mr. Bratches, Ms. Park, Mr. Burton and Mr. Dolgin (collectively, the “Independent Directors”) are independent directors within the meaning of the applicable Commission and Nasdaq Stock Market LLC rules. Effective March 1, 2022, Ms. Park, Mr. Dolgin and Mr. Bratches were appointed to the Board’s audit committee, with Ms. Park serving as the chair of the audit committee. Mr. Burton, Mr. Dolgin and Mr. Bratches were appointed to the Board’s nominating committee, with Mr. Dolgin serving as chair of such committee. Ms. Park, Mr. Burton and Mr. Bratches were appointed to the Board’s compensation committee, with Mr. Bratches serving as chair of such committee.

On March 1, 2022, each of our directors and officers entered into the Letter Agreement and an Indemnity Agreement with the Company, such agreements are attached hereto as Exhibit 10.1 and Exhibits 10.8 through 10.15 hereto, and our Independent Directors entered into the Registration Rights Agreement attached as Exhibit 10.3 hereto. In addition, in January 2022, the Sponsor transferred an aggregate of 25,000 Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”), to each of the Independent Directors. The Company will reimburse its directors for any out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Other than the foregoing, none of the directors are a party to any arrangement or understanding with any person pursuant to which he or she was appointed as director, nor is any director party to any transactions involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

The foregoing descriptions of the Letter Agreement, the Registration Rights Agreement and the Indemnity Agreements do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement, the Registration Rights Agreement and Indemnity Agreements attached as Exhibit 10.1, Exhibit 10.3 and Exhibits 10.8 through 10.15 hereto, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2022, in connection with the IPO, the Company’s amended and restated memorandum and articles of association became effective. A copy of the amended and restated memorandum and articles of association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

On March 1, 2022, the Company effected a capitalization of share capital with respect to the Company’s Class B ordinary shares that resulted in the issuance of an additional 718,750 Class B ordinary shares, resulting in the Company’s initial stockholders holding an aggregate of 6,468,750 Class B ordinary shares.

On March 4, 2022, a total of $266,512,500, comprised of $253,575,000 of the proceeds from the IPO (which amount includes $9,056,250 of the underwriters’ deferred discount) and $12,937,500 of the proceeds from the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account will not be released from the trust account (1) to the Company, until the completion of the Company’s initial business combination, or (2) to the Company’s public shareholders, until the earliest of (a) the completion of the Company’s initial business combination, and then only in connection with those Class A ordinary shares that such shareholders properly elected to redeem, subject to the limitations described in the Registration Statement, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to provide holders of the Class A ordinary shares the right to have their shares redeemed in connection with the Company’s initial business combination or to redeem 100% of our public shares if the Company does not complete the Company’s initial business combination within 15 months from the closing of the IPO (or up to 21 months, if the Company extends the time to complete a business combination as described in the Registration Statement) or (B) with respect to any other provision relating to the rights of holders of the Class A ordinary shares, or pre-initial business combination activity and (c) the redemption of the Company’s public shares if the Company has not consummated a business combination within 15 months from the closing of the IPO (or up to 21 months, if the Company extends the time to complete a business combination in the Registration Statement), subject to applicable law.

On March 1, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 1, 2022, by and between the Company and BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated March 1, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated March 1, 2022, by and among the Company, each of its officers and directors, and the Sponsor.

10.2	Investment Management Trust Agreement, dated March 1, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated March 1, 2022, by and among the Company, the Sponsor and the independent directors.

10.4	Private Placement Warrants Purchase Agreement, dated March 1, 2022, by and between the Company and the Sponsor.

10.5	Administrative Services Agreement, dated March 1, 2022, by and between the Company and the Sponsor.

10.6	Forward Purchase Agreement, dated March 1, 2022, by and between the Company and Sound Point Capital Management, L.P.

10.7	Forward Purchase Agreement, dated March 1, 2022, by and between the Company and Sound Point Credit Opportunities Fund, L.P.

10.8	Indemnity Agreement, dated March 1, 2022, by and between the Company and Stephen Ketchum.

10.9	Indemnity Agreement, dated March 1, 2022, by and between the Company and Marc Sole.

10.10	Indemnity Agreement, dated March 1, 2022, by and between the Company and David Grill.

10.11	Indemnity Agreement, dated March 1, 2022, by and between the Company and Philip Bartow.

10.12	Indemnity Agreement, dated March 1, 2022, by and between the Company and Sean Bratches.

10.13	Indemnity Agreement, dated March 1, 2022, by and between the Company and Winifred Park.

10.14	Indemnity Agreement, dated March 1, 2022, by and between the Company and Matthew Burton.

10.15	Indemnity Agreement, dated March 1, 2022, by and between the Company and Tracy Dolgin.

99.1	Press Release, dated March 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2022	SOUND POINT ACQUISITION CORP I, LTD

	By:	/s/ David Grill
	Name:	David Grill
	Title:	Chief Financial Officer